EXHIBIT 10.20
WAIVER AGREEMENT

THIS WAIVER AGREEMENT (“Agreement”) is made and entered into as of the 23rd day of September, 2009, by and among Juhl Wind, Inc. (the “Company”) and those purchasers (the “Purchasers”) of Series A Preferred Shares pursuant to that certain Securities Purchase Agreement dated as of June 24, 2008.

WHEREAS, the Company and the Purchasers entered into that certain Amendment Agreement dated March 27, 2009 (the “Amendment Agreement”), whereby the Company agreed, among other things, to respond to comments from the Securities and Exchange Commission (the “SEC”) to its amended registration statement within 10 business days of receipt thereof;

WHEREAS, the Company received comments from the SEC on September 10, 2009 (the “September 10 SEC Comments”) in relation to a post-effective amendment to the Company’s Registration Statement on Form S-1 (File No. 154617) filed August 20, 2009 (the “Existing Registration Statement”), and under the terms of the Amendment Agreement, the Company is obligated to respond to the September 10 SEC Comments no later than September 24, 2009;

WHEREAS, the parties desire to waive certain terms in the Amendment Agreement in consideration for certain covenants of the Company.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the parties hereby agree as follows:

1.           Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Amendment Agreement.

2.           The Purchasers agree to waive the requirement set forth in Section 2(c)(ii) of the Amendment Agreement solely as it relates to the September 10 SEC Comments.

3.           The Company agrees to respond to the September 10 SEC Comments and file a new registration statement (the “New Registration Statement”) registering for resale up to 1,700,000 shares of the Company’s common stock consisting of (a) 247,900 outstanding shares of the Company’s common stock previously included under the Existing Registration Statement and (b) 1,452,100 shares of the Company’s common stock issuable upon conversion of the Company’s Series B convertible preferred stock no later than Friday, October 2, 2009.

4.           Except as expressly modified herein, the Amendment Agreement is and remains in full force and effect.

5.           Except as specifically provided in paragraph 2, nothing contained herein shall be construed as waiving any default under the Amendment Agreement or will affect or impair any right, power, or remedy of the parties under or with respect to the Amendment Agreement.

6.           This Waiver Agreement may be executed by transmission of facsimile or digital signatures and in multiple counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Purchasers have agreed to the terms herein and this Waiver Agreement is effective as of September 23, 2009.

THE COMPANY:

JUHL WIND, INC.

/s/John P. Mitola
By:	John P. Mitola
Title:	President

THE PURCHASERS:

VISION OPPORTUNITY MASTER FUND, LTD.

/s/Carl Kleidman
By:	Carl Kleidman
Title:	Managing Director

DAYBREAK SPECIAL SITUATIONS MASTER FUND, LTD.

/s/Larry Butz
By:	Larry Butz
Title:	Managing Partner

IMTIAZ KHAN

/s/Imtiaz Khan

BRUCE MEYERS

/s/Bruce Meyers